UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported event): September 18, 2026

BEAZER HOMES USA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12822	58-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, 15th Floor

Atlanta, Georgia 30319

(Address of Principal Executive Offices)

(770) 829-3700

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BZH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 18, 2026, Beazer Homes USA, Inc. (the “Company”), its subsidiary guarantors (the “Subsidiary Guarantors”), and Regions Bank, as trustee (the “Trustee”), entered into supplemental indentures (collectively, the “Supplemental Indentures”) to the indentures governing certain of the Company’s outstanding senior notes. Specifically, the Company entered into (i) a supplemental indenture (the “2032 Notes Supplemental Indenture”) to the Indenture, dated June 23, 2026 (the “2032 Notes Indenture”), governing its 8.000% Senior Notes due 2032 (the “2032 Notes”), and (ii) a supplemental indenture (the “2031 Notes Supplemental Indenture”) to the Indenture, dated March 15, 2024 (the “2031 Notes Indenture” and, together with the 2032 Notes Indenture, the “Indentures”), governing its 7.500% Senior Notes due 2031 (the “2031 Notes” and, together with the 2032 Notes, the “Notes”).

The Supplemental Indentures were entered into following receipt of the requisite consents from holders of each series of Notes pursuant to the consent solicitation (the “Consent Solicitation”) conducted by Dream Finders Homes, Inc., a Texas corporation (“Dream Finders”). The Consent Solicitation expired at 5:00 p.m., New York City time, on September 15, 2026 and was extended with respect to the 2032 Notes only to 5:00 p.m., New York City time, on September 17, 2026. The Consent Solicitation was conducted in connection with the Company’s previously announced agreement to merge with Dream Finders (the “Merger”) pursuant to the Agreement and Plan of Merger, dated as of August 6, 2026 (the “Merger Agreement”). Dream Finders solicited consents to amend the defined term “Change of Control” to provide that the Merger will not constitute a Change of Control (collectively, the “Amendments”).

The Supplemental Indentures became effective immediately upon execution, but the Amendments will not become operative until the consent fee is paid for each applicable series of Notes, which payments are expected to be made substantially concurrently with the consummation of the Merger.

The foregoing description of the Supplemental Indentures is a summary and is qualified in its entirety by reference to the Supplemental Indentures, which are attached hereto as Exhibits 4.1 and 4.2 and are incorporated by reference into this Item 1.01.

* * *

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

The information presented herein may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Dream Finders’ and the Company’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and neither Dream Finders nor the Company assumes any duty to update forward-looking statements other than as required by law. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

In addition to factors previously disclosed in Dream Finders’ and the Company’s reports filed with the Securities and Exchange Commission, the following factors, among others, could cause actual results to differ materially from forward-looking statements and historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Dream Finders and the Company; the outcome of any legal proceedings that may be instituted against Dream Finders or the Company; the failure of the Company to obtain necessary stockholder approval or to satisfy any of the other conditions to the Merger on a timely basis or at all; the possibility that the anticipated benefits of the Merger are not realized when expected or at all; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger; Dream Finders’ ability to obtain financing and complete the acquisition and integration of the Company successfully or fully realize cost savings and other benefits and other consequences associated with mergers, acquisitions and divestitures; negative effects of announcing the Merger or the consummation of the Merger on the market price of our common stock, credit ratings or operating results; and the potential impact of announcement of the Merger or consummation thereof on relationships, including with employees, customers and competitors.

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with the acquisition described in this communication (the “Merger”), the Company filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on September 15, 2026. The Company commenced mailing of the Proxy Statement to stockholders of the Company on or about September 15, 2026. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) WHEN IT BECOMES AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING DREAM FINDERS, THE COMPANY, THE MERGER AND RELATED MATTERS. Investors may obtain free copies of these documents and other documents filed with the SEC at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by the Company by going to the Company’s website at ir.beazer.com.

Participants in Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Merger under the rules of the SEC. Information about the interests of the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of stockholders of the Company in connection with the Merger and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement and any subsequent filings with the SEC. In addition, Dream Finders and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Merger. Information about certain of Dream Finders’ directors and executive officers is set forth in Dream Finders’ proxy statement for its 2026 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 16, 2026, Dream Finders’ Annual Report on Form 10-K filed with the SEC on February 24, 2026, and any subsequent filings with the SEC. To the extent that holdings of the Company’s securities by the directors and executive officers of the Company have changed from the amounts set forth in the Proxy Statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the direct and indirect interests of those persons and other persons who may be deemed participants in the Merger may be obtained by reading the Proxy Statement regarding the Merger. Free copies of these documents may be obtained as described above and, with respect to the information about Dream Finders’ directors and executive officers, at Dream Finders’ website at investors.dreamfindershomes.com.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

4.1	Supplemental Indenture to the 2032 Notes Indenture, dated as of September 18, 2026, among the Company, the Subsidiary Guarantors and Regions Bank, as trustee

4.2	Supplemental Indenture to the 2031 Notes Indenture, dated as of September 18, 2026, among the Company, the Subsidiary Guarantors and Regions Bank, as trustee

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, Inc.

Date:	September 18, 2026	By:	/s/ David I. Goldberg
David I. Goldberg
Senior Vice President and Chief Financial Officer